Exhibit 99.1

KELLY SERVICES® REPORTS
THIRD QUARTER 2016 EARNINGS
AND ANNOUNCES EPS

Third Quarter Highlights

•	APAC Joint Venture completed

•	Total Revenue declines 8%; down 1% adjusted for APAC JV transaction

•	Operating earnings increase 13%; up 29% adjusted for APAC JV transaction

•	Earnings per share of $2.06 (Adjusted EPS of $0.44) versus $0.23 (Adjusted EPS of $0.19), a 132% increase on an adjusted basis

TROY, MI (November 7, 2016) -- Kelly Services (Nasdaq: KELYA) (Nasdaq: KELYB), a global leader in providing workforce solutions, today announced results for the third quarter of 2016.

Carl T. Camden, President and Chief Executive Officer, announced revenue for the third quarter of 2016 totaled $1.2 billion, a 7.6% decrease (a 7.1% decrease on a constant currency basis) compared to the corresponding quarter of 2015. During the third quarter of 2016, Kelly transferred its APAC staffing operations to the TS Kelly Asia Pacific joint venture and recorded a gain of $87.2 million. Kelly retains a 49% ownership interest in the newly formed joint venture. Excluding the APAC staffing operations from the third quarter of 2015, adjusted 2016 third quarter revenue was down 0.7% year over year (a 0.1% decrease on a constant currency basis).

Earnings from operations for the third quarter of 2016 totaled $18.8 million, compared to $16.6 million reported for the third quarter of 2015. Excluding the APAC staffing operations from the third quarter of 2015, adjusted earnings from operations were $14.5 million; therefore, Kelly’s third quarter 2016 earnings increased 29% year-over-year on an adjusted basis.

Diluted earnings per share in the third quarter of 2016 were $2.06 compared to $0.23 per share in the third quarter of 2015. Excluding the gain from 2016 third quarter results and APAC staffing operations from 2015 third quarter results, adjusted earnings per share were $0.44 in the third quarter of 2016 and $0.19 in the third quarter of 2015.

Commenting on the third quarter, Camden stated, “Sorting through the financial complexity around the JV transaction, Kelly’s third quarter performance reflects good operating leverage on basically flat revenue. We increased our gross profit rate, reduced expenses, and turned in healthy operating earnings and solid returns for our shareholders. Our U.S. Staffing segment showed competitive strength and agility in an uncertain economic environment, and our OCG business delivered year-over-year GP improvement. With the APAC JV now firmly in place, we are operating as a more focused, disciplined company relentlessly committed to profitability.”

In conjunction with its third quarter earnings release, Kelly Services has published a financial presentation on the Investor Relations page of our public website and will host a conference call at 9:00 a.m. (ET) on November 7 to review the results and answer questions. The call may be accessed in one of the following ways:

Via the Internet:
www.kellyservices.com

Via the Telephone:

U.S.	1 800 288-9626

International	1 651 291-5254
The pass code is Kelly Services

This release contains statements that are forward looking in nature and, accordingly, are subject to risks and uncertainties.  These factors include, but are not limited to, competitive market pressures including pricing and technology introductions, changing market and economic conditions, our ability to achieve our business strategy, the risk of damage to our brand, the risk our intellectual assets could be infringed upon or compromised, our ability to successfully develop new service offerings, our exposure to risks associated with services outside traditional staffing, including business process outsourcing, our increasing dependency on third parties for the execution of critical functions, the risks associated with past and future acquisitions, exposure to risks associated with investments in equity affiliates including TS Kelly Asia Pacific, material changes in demand from or loss of large corporate customers, risks associated with conducting business in foreign countries, including foreign currency fluctuations, availability of full-time employees to lead complex talent supply chain sales and operations, availability of temporary workers with appropriate skills required by customers, liabilities for employment-related claims and losses, including class action lawsuits and collective actions, the risk of cyber attacks or other breaches of network or information technology security as well as risks associated with compliance on data privacy, our ability to sustain critical business applications through our key data centers, our ability to effectively implement and manage our information technology programs, our ability to maintain adequate financial and management processes and controls, impairment charges triggered by adverse industry developments or operational circumstances, unexpected changes in claim trends on workers’ compensation, disability and medical benefit plans, the impact of the Patient Protection and Affordable Care Act on our business, the impact of changes in laws and regulations (including federal, state and international tax laws ), the risk of additional tax or unclaimed property liabilities in excess of our estimates, our ability to maintain specified financial covenants in our bank facilities to continue to access credit markets, and other risks, uncertainties and factors discussed in this release and in the Company’s filings with the Securities and Exchange Commission.  Actual results may differ materially from any forward looking statements contained herein, and we have no intention to update these statements.

About Kelly Services®

As a global leader in providing workforce solutions, Kelly Services, Inc. (Nasdaq: KELYA, KELYB) and its subsidiaries, offer a comprehensive array of outsourcing and consulting services as well as world-class staffing on a temporary, temporary-to-hire, and direct-hire basis. In 2016, the Company is commemorating 70 years of industry leadership. Kelly® has a role in managing employment opportunities for more than one million workers around the globe by employing 550,000 of these individuals directly with the remaining workers engaged through its talent supply chain network of supplier partners.  Revenue in 2015 was $5.5 billion.  Visit kellyservices.com and connect with us on Facebook, LinkedIn, & Twitter.

KLYA-FIN

# # #

ANALYST CONTACT:	MEDIA CONTACT:

James Polehna	Jane Stehney

(248) 244-4586	(248) 244-5630

james_polehna@kellyservices.com	jane_stehney@kellyservices.com

KELLY SERVICES, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF EARNINGS
FOR THE 13 WEEKS ENDED OCTOBER 2, 2016 AND SEPTEMBER 27, 2015
(UNAUDITED)
(In millions of dollars except per share data)
					%		CC %
	2016	2015	Change		Change		Change

Revenue from services	$1,247.8	$1,351.0	$(103.2)		(7.6)%		(7.1)%

Cost of services	1,032.7	1,122.8	(90.1)		(8.0)

Gross profit	215.1	228.2	(13.1)		(5.8)		(5.3)

Selling, general and administrative expenses	196.3	211.6	(15.3)		(7.3)		(6.9)

Earnings from operations	18.8	16.6	2.2		13.1

Gain on investment in TS Kelly Asia Pacific	87.2	—	87.2		NM

Other expense, net	(0.4)	—	(0.4)		NM

Earnings before taxes	105.6	16.6	89.0		NM

Income tax expense	24.7	7.5	17.2		230.6

Net earnings	$80.9	$9.1	$71.8		NM	%

Basic earnings per share	$2.08	$0.23	$1.85		NM	%
Diluted earnings per share	$2.06	$0.23	$1.83		NM	%

STATISTICS:

Gross profit rate	17.2%	16.9%	0.3	pts.

Selling, general and administrative expenses:
% of revenue	15.7	15.7	—
% of gross profit	91.3	92.7	(1.4)

% Return:
Earnings from operations	1.5	1.2	0.3
Earnings before taxes	8.5	1.2	7.3
Net earnings	6.5	0.7	5.8

Effective income tax rate	23.4%	45.2%	(21.8)	pts.

Average number of shares outstanding (millions):
Basic	38.1	37.9
Diluted	38.4	37.9

Shares adjusted for nonvested restricted awards (millions):
Basic	39.0	38.8
Diluted	39.2	38.8

KELLY SERVICES, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF EARNINGS
FOR THE 39 WEEKS ENDED OCTOBER 2, 2016 AND SEPTEMBER 27, 2015
(UNAUDITED)
(In millions of dollars except per share data)
					%		CC %
	2016	2015	Change		Change		Change

Revenue from services	$3,972.4	$4,056.6	$(84.2)		(2.1)%		(0.7)%

Cost of services	3,294.1	3,385.8	(91.7)		(2.7)

Gross profit	678.3	670.8	7.5		1.1		2.3

Selling, general and administrative expenses	634.9	630.6	4.3		0.7		1.8

Earnings from operations	43.4	40.2	3.2		7.9

Gain on investment in TS Kelly Asia Pacific	87.2	—	87.2		NM

Other expense, net	(1.4)	(3.5)	2.1		61.2

Earnings before taxes	129.2	36.7	92.5		252.3

Income tax expense	28.2	17.1	11.1		65.4

Net earnings	$101.0	$19.6	$81.4		414.7%

Basic earnings per share	$2.59	$0.51	$2.08		NM	%
Diluted earnings per share	$2.58	$0.51	$2.07		NM	%

STATISTICS:

Gross profit rate	17.1%	16.5%	0.6	pts.

Selling, general and administrative expenses:
% of revenue	16.0	15.5	0.5
% of gross profit	93.6	94.0	(0.4)

% Return:
Earnings from operations	1.1	1.0	0.1
Earnings before taxes	3.3	0.9	2.4
Net earnings	2.5	0.5	2.0

Effective income tax rate	21.8%	46.5%	(24.7)	pts.

Average number of shares outstanding (millions):
Basic	38.0	37.8
Diluted	38.3	37.8

Shares adjusted for nonvested restricted awards (millions):
Basic	39.0	38.8
Diluted	39.2	38.8

KELLY SERVICES, INC. AND SUBSIDIARIES
RESULTS OF OPERATIONS BY SEGMENT
(UNAUDITED)
(In millions of dollars)

	Third Quarter

			%		CC %
	2016	2015	Change		Change
AMERICAS
Commercial
Revenue from services	$603.7	$615.5	(1.9)%		(1.3)%
Staffing fee-based income included in revenue from services	4.2	3.8	10.0		10.1
Gross profit	94.9	96.6	(1.8)		(1.3)
Gross profit rate	15.7%	15.7%	—	pts.
PT
Revenue from services	$239.6	$242.8	(1.3)%		(1.3)%
Staffing fee-based income included in revenue from services	4.4	4.7	(6.9)		(6.9)
Gross profit	41.4	41.0	1.0		1.0
Gross profit rate	17.3%	16.9%	0.4	pts.
Total Americas
Revenue from services	$843.3	$858.3	(1.8)%		(1.3)%
Staffing fee-based income included in revenue from services	8.6	8.5	0.6		0.7
Gross profit	136.3	137.6	(1.0)		(0.6)
Total SG&A expenses	112.2	113.7	(1.4)		(1.2)
Earnings from operations	24.1	23.9	1.0

Gross profit rate	16.2%	16.0%	0.2	pts.
Expense rates:
% of revenue	13.3	13.2	0.1
% of gross profit	82.3	82.7	(0.4)
Return on sales	2.9	2.8	0.1

EMEA
Commercial
Revenue from services	$197.6	$199.0	(0.8)%		1.0%
Staffing fee-based income included in revenue from services	3.3	3.2	5.0		6.7
Gross profit	26.8	27.7	(3.5)		(2.5)
Gross profit rate	13.6%	13.9%	(0.3)	pts.
PT
Revenue from services	$41.7	$43.6	(4.3)%		(2.9)%
Staffing fee-based income included in revenue from services	2.2	2.6	(16.1)		(14.4)
Gross profit	8.2	9.4	(11.7)		(10.6)
Gross profit rate	19.9%	21.6%	(1.7)	pts.
Total EMEA
Revenue from services	$239.3	$242.6	(1.4)%		0.3%
Staffing fee-based income included in revenue from services	5.5	5.8	(4.6)		(2.9)
Gross profit	35.0	37.1	(5.6)		(4.6)
Total SG&A expenses	30.6	31.8	(3.5)		(2.0)
Earnings from operations	4.4	5.3	(17.8)

Gross profit rate	14.7%	15.3%	(0.6)	pts.
Expense rates:
% of revenue	12.8	13.1	(0.3)
% of gross profit	87.3	85.4	1.9
Return on sales	1.9	2.2	(0.3)

KELLY SERVICES, INC. AND SUBSIDIARIES
RESULTS OF OPERATIONS BY SEGMENT
(UNAUDITED)
(In millions of dollars)

	Third Quarter

			%		CC %
	2016	2015	Change		Change
OCG
Revenue from services	$178.2	$171.8	3.7%		3.9%
Gross profit	45.0	41.4	8.5		8.9
Total SG&A expenses	37.3	33.2	12.3		12.8
Earnings from operations	7.7	8.2	(7.0)

Gross profit rate	25.2%	24.1%	1.1	pts.
Expense rates:
% of revenue	20.9	19.3	1.6
% of gross profit	83.0	80.2	2.8
Return on sales	4.3	4.8	(0.5)

Corporate
Total SG&A expenses	$17.4	$22.9	(24.4)%

KELLY SERVICES, INC. AND SUBSIDIARIES
RESULTS OF OPERATIONS BY SEGMENT
(UNAUDITED)
(In millions of dollars)

	September Year to Date

			%		CC %
	2016	2015	Change		Change
AMERICAS
Commercial
Revenue from services	$1,887.6	$1,908.2	(1.1)%		0.2%
Staffing fee-based income included in revenue from services	11.4	10.8	5.5		6.1
Gross profit	295.9	290.3	1.9		2.9
Gross profit rate	15.7%	15.2%	0.5	pts.
PT
Revenue from services	$718.3	$721.8	(0.5)%		(0.4)%
Staffing fee-based income included in revenue from services	13.7	13.1	4.4		5.2
Gross profit	124.3	122.0	1.8		2.0
Gross profit rate	17.3%	16.9%	0.4	pts.
Total Americas
Revenue from services	$2,605.9	$2,630.0	(0.9)%		—%
Staffing fee-based income included in revenue from services	25.1	23.9	4.9		5.6
Gross profit	420.2	412.3	1.9		2.7
SG&A expenses excluding restructuring charges	340.5	339.8	0.2		0.9
Restructuring charges	2.2	—	NM
Total SG&A expenses	342.7	339.8	0.8		1.5
Earnings from operations	77.5	72.5	7.0
Earnings from operations excluding restructuring charges	79.7	72.5	10.0

Gross profit rate	16.1%	15.7%	0.4	pts.
Expense rates (excluding restructuring charges):
% of revenue	13.1	12.9	0.2
% of gross profit	81.0	82.4	(1.4)
Return on sales (excluding restructuring charges)	3.1	2.8	0.3

EMEA
Commercial
Revenue from services	$570.2	$573.0	(0.5)%		2.3%
Staffing fee-based income included in revenue from services	10.4	9.9	6.0		10.0
Gross profit	77.5	79.1	(2.1)		0.2
Gross profit rate	13.6%	13.8%	(0.2)	pts.
PT
Revenue from services	$126.4	$126.8	(0.3)%		2.1%
Staffing fee-based income included in revenue from services	7.3	7.7	(5.8)		(2.1)
Gross profit	25.6	27.2	(5.7)		(3.2)
Gross profit rate	20.3%	21.5%	(1.2)	pts.
Total EMEA
Revenue from services	$696.6	$699.8	(0.5)%		2.2%
Staffing fee-based income included in revenue from services	17.7	17.6	0.8		4.7
Gross profit	103.1	106.3	(3.0)		(0.6)
SG&A expenses excluding restructuring charges	92.9	99.5	(6.5)		(3.8)
Restructuring charges	1.2	—	NM
Total SG&A expenses	94.1	99.5	(5.3)		(2.7)
Earnings from operations	9.0	6.8	30.5
Earnings from operations excluding restructuring charges	10.2	6.8	46.7

Gross profit rate	14.8%	15.2%	(0.4)	pts.
Expense rates (excluding restructuring charges):
% of revenue	13.4	14.2	(0.8)
% of gross profit	90.1	93.5	(3.4)
Return on sales (excluding restructuring charges)	1.5	1.0	0.5

KELLY SERVICES, INC. AND SUBSIDIARIES
RESULTS OF OPERATIONS BY SEGMENT
(UNAUDITED)
(In millions of dollars)

	September Year to Date

			%		CC %
	2016	2015	Change		Change
OCG
Revenue from services	$520.3	$486.3	7.0%		7.5%
Gross profit	130.1	112.6	15.5		16.3
Total SG&A expenses	112.2	98.1	14.4		15.3
Earnings from operations	17.9	14.5	22.8

Gross profit rate	25.0%	23.1%	1.9	pts.
Expense rates:
% of revenue	21.6	20.2	1.4
% of gross profit	86.3	87.1	(0.8)
Return on sales	3.4	3.0	0.4

Corporate
Total SG&A expenses	$66.6	$61.1	8.8%

KELLY SERVICES, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(UNAUDITED)
(In millions of dollars)

	October 2, 2016	Jan. 3, 2016	September 27, 2015
Current Assets
Cash and equivalents	$27.6	$42.2	$44.9
Trade accounts receivable, less allowances of
$11.1, $10.5 and $9.7, respectively	1,125.8	1,139.1	1,160.3
Prepaid expenses and other current assets	53.0	45.8	49.0
Deferred taxes	—	—	35.0
Total current assets	1,206.4	1,227.1	1,289.2

Noncurrent Assets
Property and equipment, net	80.5	88.9	88.3
Noncurrent deferred taxes	179.8	189.3	140.8
Goodwill, net	88.4	90.3	90.3
Investment in equity affiliate	113.6	9.4	9.4
Other assets	370.6	334.6	331.9
Total noncurrent assets	832.9	712.5	660.7

Total Assets	$2,039.3	$1,939.6	$1,949.9

Current Liabilities
Short-term borrowings	$8.7	$55.5	$76.8
Accounts payable and accrued liabilities	408.7	405.5	385.2
Accrued payroll and related taxes	276.9	268.1	312.8
Accrued insurance	26.8	26.7	25.9
Income and other taxes	56.9	60.0	59.5
Total current liabilities	778.0	815.8	860.2

Noncurrent Liabilities
Accrued insurance	40.2	40.0	42.2
Accrued retirement benefits	153.9	141.0	139.5
Other long-term liabilities	50.7	47.4	48.4
Total noncurrent liabilities	244.8	228.4	230.1

Stockholders' Equity
Common stock	40.1	40.1	40.1
Treasury stock	(39.1)	(44.3)	(46.9)
Paid-in capital	26.2	25.4	26.7
Earnings invested in the business	906.8	813.5	781.3
Accumulated other comprehensive income	82.5	60.7	58.4
Total stockholders' equity	1,016.5	895.4	859.6

Total Liabilities and Stockholders' Equity	$2,039.3	$1,939.6	$1,949.9

STATISTICS:
Working Capital	$428.4	$411.3	$429.0
Current Ratio	1.6	1.5	1.5
Debt-to-capital %	0.9%	5.8%	8.2%
Global Days Sales Outstanding	56	54	57

KELLY SERVICES, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE 39 WEEKS ENDED OCTOBER 2, 2016 AND SEPTEMBER 27, 2015
(UNAUDITED)
(In millions of dollars)

	2016	2015
Cash flows from operating activities:
Net earnings	$101.0	$19.6
Noncash adjustments:
Depreciation and amortization	16.0	16.6
Provision for bad debts	6.1	3.3
Stock-based compensation	5.5	4.6
Gain on investment in TS Kelly Asia Pacific equity affiliate	(87.2)	—
Other, net	(2.2)	(0.7)
Changes in operating assets and liabilities	(13.1)	(44.9)

Net cash from (used in) operating activities	26.1	(1.5)

Cash flows from investing activities:
Capital expenditures	(7.8)	(12.3)
Net cash proceeds from investment in TS Kelly Asia Pacific equity affiliate	18.8	—
Investment in TS Kelly equity affiliate	—	(0.5)
Other investing activities	(0.4)	(0.4)

Net cash from (used in) investing activities	10.6	(13.2)

Cash flows from financing activities:
Net change in short-term borrowings	(47.8)	(13.8)
Dividend payments	(7.7)	(5.7)
Other financing activities	0.4	0.2

Net cash used in financing activities	(55.1)	(19.3)

Effect of exchange rates on cash and equivalents	3.8	(4.2)

Net change in cash and equivalents	(14.6)	(38.2)
Cash and equivalents at beginning of period	42.2	83.1

Cash and equivalents at end of period	$27.6	$44.9

KELLY SERVICES, INC. AND SUBSIDIARIES
REVENUE FROM SERVICES
(UNAUDITED)
(In millions of dollars)

	Third Quarter (Commercial, PT and OCG)

			%	CC %
	2016	2015	Change	Change

Americas
United States	$900.3	$899.8	0.1%	0.1%
Canada	34.9	37.9	(7.8)	(8.5)
Mexico	27.6	31.3	(12.3)	0.4
Puerto Rico	20.9	23.8	(12.2)	(12.2)
Brazil	13.3	10.4	27.9	28.1
Total Americas	997.0	1,003.2	(0.6)	(0.3)

EMEA
France	60.8	63.1	(3.7)	(4.1)
Switzerland	55.0	58.0	(5.2)	(3.9)
Portugal	39.2	33.5	16.9	16.5
United Kingdom	19.5	27.7	(29.3)	(16.4)
Russia	18.4	17.0	7.9	11.2
Germany	14.2	15.4	(7.7)	(8.1)
Italy	13.6	14.0	(2.8)	(3.1)
Norway	8.4	10.1	(17.3)	(15.9)
Other	17.4	11.5	50.8	50.3
Total EMEA	246.5	250.3	(1.5)	0.2

APAC
Australia	3.6	28.8	(87.5)	(88.0)
Singapore	0.1	32.6	(99.7)	(99.7)
New Zealand	0.1	9.4	(99.1)	(99.2)
Malaysia	0.1	14.0	(99.5)	(99.5)
Other	0.4	12.7	(96.5)	(96.4)
Total APAC	4.3	97.5	(95.6)	(95.7)

Total Kelly Services, Inc.	$1,247.8	$1,351.0	(7.6)%	(7.1)%

KELLY SERVICES, INC. AND SUBSIDIARIES
REVENUE FROM SERVICES
(UNAUDITED)
(In millions of dollars)

	September Year to Date (Commercial, PT and OCG)

			%	CC %
	2016	2015	Change	Change

Americas
United States	$2,765.8	$2,706.4	2.2%	2.2%
Canada	105.2	122.2	(13.9)	(9.9)
Mexico	79.6	95.2	(16.4)	(1.6)
Puerto Rico	65.9	75.2	(12.4)	(12.4)
Brazil	33.5	34.2	(1.8)	16.7
Total Americas	3,050.0	3,033.2	0.6	1.4

EMEA
France	178.6	180.4	(1.0)	(1.0)
Switzerland	156.2	160.7	(2.8)	(0.1)
Portugal	111.6	98.7	13.1	13.0
United Kingdom	66.2	78.4	(15.5)	(7.2)
Russia	49.0	57.4	(14.8)	(2.2)
Germany	45.3	43.1	5.0	5.0
Italy	42.1	39.5	6.5	6.3
Norway	24.4	29.5	(17.2)	(11.8)
Other	45.9	32.8	39.8	40.1
Total EMEA	719.3	720.5	(0.2)	2.5

APAC
Singapore	64.9	96.9	(33.0)	(31.6)
Australia	64.2	92.1	(30.3)	(26.2)
Malaysia	27.8	45.4	(38.9)	(31.4)
New Zealand	19.3	30.2	(36.1)	(29.8)
Other	26.9	38.3	(29.5)	(24.7)
Total APAC	203.1	302.9	(32.9)	(28.9)

Total Kelly Services, Inc.	$3,972.4	$4,056.6	(2.1)%	(0.7)%

KELLY SERVICES, INC. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP MEASURES
FOR THE 13 WEEKS ENDED OCTOBER 2, 2016 AND SEPTEMBER 27, 2015
(UNAUDITED)
(In millions of dollars except per share data)

	2016			2015
	As Reported	Gain on Investment in Equity Affiliate (Note 1)	Adjusted Earnings	Adjusted Earnings	% Change	CC % Change

Revenue from services	$1,247.8	$—	$1,247.8	$1,257.0	(0.7)%	(0.1)%

Cost of services	1,032.7	—	1,032.7	1,042.6	(1.0)

Gross profit	215.1	—	215.1	214.4	0.3	0.8

SG&A expenses	196.3	—	196.3	199.9	(1.8)	(1.4)

Earnings from operations	18.8	—	18.8	14.5	29.4

Gain on investment in TS Kelly Asia Pacific	87.2	(87.2)	—	—	—

Other (expense) income, net	(0.4)	—	(0.4)	0.1	NM

Earnings before taxes	105.6	(87.2)	18.4	14.6	26.7

Inc. tax expense (benefit)	24.7	(23.5)	1.2	7.1	(83.1)

Net earnings	$80.9	$(63.7)	$17.2	$7.5	130.7%

Earnings per share:
Basic	$2.08	$(1.63)	$0.44	$0.19	131.6%
Diluted	$2.06	$(1.62)	$0.44	$0.19	131.6%

Note: Earnings per share amounts for each quarter are required to be computed independently and may not equal the amounts computed for the total year.

KELLY SERVICES, INC. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP MEASURES
FOR THE 13 WEEKS ENDED OCTOBER 2, 2016 AND SEPTEMBER 27, 2015
(UNAUDITED)
(In millions of dollars except per share data)

	2015
	As Reported	Disposal of APAC Businesses (Note 2)	Adjusted Earnings

Revenue from services	$1,351.0	$(94.0)	$1,257.0

Cost of services	1,122.8	(80.2)	1,042.6

Gross profit	228.2	(13.8)	214.4

SG&A expenses	211.6	(11.7)	199.9

Earnings from operations	16.6	(2.1)	14.5

Other income, net	—	0.1	0.1

Earnings before taxes	16.6	(2.0)	14.6

Inc. tax expense (benefit)	7.5	(0.4)	7.1

Net earnings	$9.1	$(1.6)	$7.5

Earnings per share:
Basic	$0.23	$(0.04)	$0.19
Diluted	$0.23	$(0.04)	$0.19

Note: Earnings per share amounts for each quarter are required to be computed independently and may not equal the amounts computed for the total year.

KELLY SERVICES, INC. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP MEASURES
FOR THE 39 WEEKS ENDED OCTOBER 2, 2016 AND SEPTEMBER 27, 2015
(UNAUDITED)
(In millions of dollars except per share data)

	2016				2015
	As Reported	Gain on Investment in Equity Affiliate (Note 1)	Restructuring Charges (Note 3)	Adjusted Earnings	Adjusted Earnings	% Change	CC % Change

Revenue from services	$3,972.4	$—	$—	$3,972.4	$3,962.6	0.2%	1.7%

Cost of services	3,294.1	—	—	3,294.1	3,305.6	(0.3)

Gross profit	678.3	—	—	678.3	657.0	3.2	4.5

SG&A expenses	634.9	—	(3.4)	631.5	618.9	2.0	3.2

Earnings from operations	43.4	—	3.4	46.8	38.1	22.8

Gain on investment in TS Kelly Asia Pacific	87.2	(87.2)	—	—	—	—

Other expense, net	(1.4)	—	—	(1.4)	(3.4)	60.3

Earnings before taxes	129.2	(87.2)	3.4	45.4	34.7	31.1

Inc. tax expense (benefit)	28.2	(23.5)	0.9	5.6	16.7	(66.6)

Net earnings	$101.0	$(63.7)	$2.5	$39.8	$18.0	121.5%

Earnings per share:
Basic	$2.59	$(1.63)	$0.07	$1.02	$0.46	121.7%
Diluted	$2.58	$(1.63)	$0.07	$1.02	$0.46	121.7%

Note: Earnings per share amounts for each quarter are required to be computed independently and may not equal the amounts computed for the total year.

KELLY SERVICES, INC. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP MEASURES
FOR THE 39 WEEKS ENDED OCTOBER 2, 2016 AND SEPTEMBER 27, 2015
(UNAUDITED)
(In millions of dollars except per share data)

	2015
	As Reported	Disposal of APAC Businesses (Note 2)	Adjusted Earnings

Revenue from services	$4,056.6	$(94.0)	$3,962.6

Cost of services	3,385.8	(80.2)	3,305.6

Gross profit	670.8	(13.8)	657.0

SG&A expenses	630.6	(11.7)	618.9

Earnings from operations	40.2	(2.1)	38.1

Other (expense) income, net	(3.5)	0.1	(3.4)

Earnings before taxes	36.7	(2.0)	34.7

Inc. tax expense (benefit)	17.1	(0.4)	16.7

Net earnings	$19.6	$(1.6)	$18.0

Earnings per share:
Basic	$0.51	$(0.04)	$0.46
Diluted	$0.51	$(0.04)	$0.46

Note: Earnings per share amounts for each quarter are required to be computed independently and may not equal the amounts computed for the total year.

KELLY SERVICES, INC. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP MEASURES
(UNAUDITED)

Management believes that the non-GAAP (Generally Accepted Accounting Principles) information excluding the 2016 gain on investment in equity affiliate, 2016 restructuring charges and disposal of APAC businesses is useful to understand the Company's fiscal 2016 financial performance and increases comparability. Specifically, Management believes that removing the impact of these items allows for a more meaningful comparison of current period operating performance with the operating results of prior periods. These non-GAAP measures may have limitations as analytical tools because they exclude items which can have a material impact on cash flow and earnings per share. As a result, Management considers these measures, along with reported results, when it reviews and evaluates the Company's financial performance. Management believes that these measures provide greater transparency to investors and provide insight into how Management is evaluating the Company's financial performance. Non-GAAP measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP.

(1) Gain on investment in equity affiliate represents the difference between the fair value and book value of amounts contributed by the Company to the investment in TS Kelly Asia Pacific.

(2) Disposal of APAC businesses represents the 2015 operational results of business contributed to TS Kelly Asia Pacific in the third quarter of 2016.

(3) Restructuring charges in 2016 include costs related to actions during the second quarter in the Americas and EMEA designed to increase operational efficiency and align our staffing operations with opportunities for growth within their markets.